SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  April 12, 1996
(Date of earliest event reported)

Commission File No. 33-68032



                  The Prudential Home Mortgage Securities Company, Inc.


        Delaware                                 43-1490160
   (State of Incorporation)              (I.R.S. Employer Identification No.)


5325 Spectrum Drive, Frederick, Maryland              21701
- ------------------------------------------          ------------
 Address of principal executive offices              (Zip Code)


                               (301) 846-8199


                Registrant's Telephone Number, including area code




(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.  Other Events

          On April 12, 1996, The Prudential Home Mortgage Securities Company, Inc., a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1992-28, Class A-10 (the "Offered Certificates"). The Offered Certificates, together with the other Subclasses of Class A Certificates (designated as the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-R and Class A-LR Certificates), the Class M Certificates and the Class B Certificates were originally issued on August 31, 1992 pursuant to a Pooling and Servicing Agreement, dated as of August 31, 1992, as amended by Amendment No. 1 dated as of March 1, 1993 (collectively, the "Pooling and Servicing Agreement"), among the Registrant, The Prudential Home Mortgage Company, Inc., as servicer (the "Servicer" or "PHMC"), and First Trust National Association, as trustee (the "Trustee"). The Pooling and Servicing Agreement was amended by Amendment No. 2 dated as of April 12, 1996 (the "Amendment"), a copy of which Amendment is filed as an exhibit hereto. The primary purpose of the Amendment was to remove certain transfer restrictions on the Offered Certificates and to change the minimum denominations in which such Offered Certificates could be issued.

          Interest on the Offered Certificates is distributed on each Distribution Date (as defined in the Pooling and Servicing Agreement). The initial principal balance of the Offered Certificates was $1,000.00. Distributions of interest on any Distribution Date are made to the extent that the Pool Distribution Amount (as defined in the Pooling and Servicing Agreement) is sufficient therefor.

ITEM 7.    Financial Statements and Exhibits

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                     Description

(4) Amendment No. 2 to the Pooling and Servicing Agreement dated as of April 12, 1996, among The Prudential Home Mortgage Securities Company, Inc., The Prudential Home Mortgage Company, Inc., and First Trust National Association, as trustee.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE PRUDENTIAL HOME MORTGAGE
                                           SECURITIES COMPANY, INC.

April 12, 1996
                                        By: /s/ M. Kathryn Gray
                                              ----------------------
                                              Name: M. Kathryn Gray
                                              Title: Vice President

                                INDEX TO EXHIBITS



                                                                 Paper (P) or
Exhibit No.      Description                                     Electronic (E)


   (4)           Amendment No. 2 to the                               E
                 Pooling and Servicing  Agreement dated as of
                 April 12,  1996  among The  Prudential  Home
                 Mortgage  Securities   Company,   Inc.,  The
                 Prudential Home Mortgage Company,  Inc., and
                 First   Trust   National   Association,   as
                 trustee.